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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 6, 2005

                                ----------------

                       ADVANTA BUSINESS RECEIVABLES CORP.,
                                  AS TRANSFEROR
                                  ON BEHALF OF
                       ADVANTA BUSINESS CARD MASTER TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                               -------------------


               NEVADA                                  333-81788                               23-2852207
   (STATE OR OTHER JURISDICTION OF              (COMMISSION FILE NUMBER)              (IRS EMPLOYER IDENTIFICATION
           INCORPORATION)                                                                        NUMBER)

                       ADVANTA BUSINESS RECEIVABLES CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               NEVADA                                  333-81788                               23-2852207
   (STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NUMBER)               (IRS EMPLOYER IDENTIFICATION
           INCORPORATION)                                                                        NUMBER)

  2215 B RENAISSANCE DRIVE, SUITE 5
        LAS VEGAS, NEVADA                            89119
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (702) 966-4241


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS

ITEM 8.01. - OTHER EVENTS

     Advanta Business Receivables Corp. (the "Registrant") registered the Advanta Business Card Master Trust Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-81788), as amended (the "Registration Statement").

     As set forth in the Registration Statement, the Registrant formed Advanta Business Card Master Trust (the "Issuer"), which issued $150,000,000 in initial principal balance of its AdvantaSeries Class A(2005-A4) Asset Backed Notes (the "Class A(2005-A4) Notes") and $200,000,000 in initial principal balance of its AdvantaSeries Class A(2005-A5) Asset Backed Notes (the "Class A(2005-A5) Notes" and together with the Class A(2005-A4) Notes, the "Issued Notes") on December 6, 2005. The Issued Notes were registered pursuant to the Registration Statement.

     This Current Report Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be issued in connection with the issuance of the Issued Notes, the forms of which were filed as exhibits to the Registration Statement.

     The primary assets of the Issuer are a pool of receivables in a portfolio of MasterCard(R)(1) and VISA(R)(1) revolving business purpose credit card accounts.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. - FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable

     (b) Not applicable

     (c) Not applicable

     (d) Exhibits



Exhibit No.             Description
-------------           --------------------------------------------------------

1.1 Underwriting Agreement, dated November 29, 2005, related to the Class A(2005-A4) Notes, among Advanta Business
                        Receivables Corp., Advanta Bank Corp., Deutsche Bank
                        Securities Inc. and Credit Suisse First Boston LLC, each as a Representative of the Underwriters.

1.2 Underwriting Agreement, dated November 29, 2005, related to the Class A(2005-A5) Notes, among Advanta Business
                        Receivables Corp., Advanta Bank Corp., Deutsche Bank
                        Securities Inc. and Merrill Lynch Pierce, Fenner & Smith
                        Incorporated, each as a Representative of the Underwriters.

4.1                     AdvantaSeries Class A(2005-A4) Terms Document, dated
                        December 6, 2005, between the Issuer and Deutsche Bank
                        Trust Company Americas, as Indenture Trustee.

4.2                     AdvantaSeries Class A(2005-A5) Terms Document, dated
                        December 6, 2005, between the Issuer and Deutsche Bank
                        Trust Company Americas, as Indenture Trustee.

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1    MasterCard(R)and VISA(R)are federally registered servicemarks of MasterCard
     International Inc. and VISA U.S.A., Inc., respectively.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 6, 2005

                                   ADVANTA BUSINESS CARD MASTER TRUST

                                   By:  Advanta Bank Corp., as attorney-in-fact


                                   By:       /s/ Michael Coco
                                        ------------------------------------
                                   Name:    Michael Coco
                                   Title:   Vice President and Treasurer

                                   ADVANTA BUSINESS RECEIVABLES CORP.


                                   By:      /s/ Michael Coco
                                        ------------------------------------
                                   Name:    Michael Coco
                                   Title:   President


                                      -3-
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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    ----------------------------------------------------------------
1.1            Underwriting Agreement, dated November 29, 2005, related to the
               Class A(2005-A4) Notes, among Advanta Business Receivables Corp.,
               Advanta Bank Corp., Deutsche Bank Securities Inc. and Credit
               Suisse First Boston LLC, each as a Representative of the
               Underwriters.

1.2            Underwriting Agreement, dated November 29, 2005, related to the
               Class A(2005-A5) Notes, among Advanta Business Receivables
               Corp., Advanta Bank Corp., Deutsche Bank Securities Inc. and
               Merrill Lynch Pierce, Fenner & Smith Incorporated, each as a
               Representative of the Underwriters.

4.1            AdvantaSeries Class A(2005-A4) Terms Document, dated December 6,
               2005, between the Issuer and Deutsche Bank Trust Company
               Americas, as Indenture Trustee.

4.2            AdvantaSeries Class A(2005-A5) Terms Document, dated December 6,
               2005, between the Issuer and Deutsche Bank Trust Company
               Americas, as Indenture Trustee.


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